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Supplement dated June 30, 2006 to the May 1, 2006 Prospectuses for the following annuity products: American Skandia Advisor Plan III, American Skandia XTra Credit SIX, American Skandia LifeVest(R) II, American Skandia APEX II, Advisors Choice (R)/2000/, Optimum, Optimum Plus, Optimum Four, American Skandia Variable Adjustable Immediate Annuity and American Skandia Variable Immediate Annuity (the "Prospectuses").

This Supplement should be read and retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance Corporation ("American Skandia"). This Supplement is intended to update certain information in the Prospectus for the variable or immediate annuity you own, and is not intended to be a prospectus or offer for any other variable or immediate annuity listed here that you do not own. If you would like another copy of the current Prospectus, please contact American Skandia at 1-800-752-6342.

We are issuing this supplement to describe a change to the above-referenced Prospectuses. This change applies to each Prospectus and will be effective on or about June 30, 2006.

The section of the Prospectus entitled "May I Give My Financial Professional Permission to Forward Transaction Instructions?" is replaced with the following:

Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.